ANNUITY INVESTORS LIFE INSURANCE COMPANY®
ANNUITY INVESTORS® VARIABLE ACCOUNT B
THE COMMODORE ADVANTAGE®
INDIVIDUAL AND GROUP FLEXIBLE PREMIUM DEFERRED ANNUITIES
SUPPLEMENT DATED JULY 16, 2007 TO
PROSPECTUS DATED MAY 1, 2007

The Contract Owner Transaction Expenses table is replaced in its entirety by the following table.
Contract Owner Transaction Expenses

	Current	Maximum

Maximum Contingent Deferred Sales Charge (as to Purchase Payments only)	8.00%	8.00%

Transfer Fee
* This fee currently applies to transfers in excess of 12 in any Contract Year.	$25 *	$30

Annual Automatic Transfer Program Fee	None	$30

Annual Systematic Withdrawal Fee	None	$30

Current Loan Interest Spread** ................. 3.00%
**	The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to that portion of the Contract used to secure the loan.

The Total Annual Portfolio Operating Expenses table and related text is replaced in its entirety by the following table and text.
Total Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and service (12b-1) fees, acquired fund fees and expenses, and other expenses)

	Minimum	Maximum

Before any fee reduction or expense reimbursement	0.27%	10.73%

After contractual fee reductions and/or expense reimbursements*	0.27%	1.67%

*	Contractual fee reductions and/or expense reimbursements related to a Portfolio will continue for a period that ends on a specific date. The shortest period will end on September 30, 2007 and the longest period will end on April 30, 2009.
The information about Portfolio expenses that the Company used to prepare this table was provided to the Company by the Portfolios. The Company has not independently verified the Portfolio expense information. The minimum and maximum expenses shown in the table are for the year ended December 31, 2006, except as noted below. Actual expenses of a Portfolio in future years may be higher or lower.
The Portfolios in the Financial Investors Variable Insurance Trust and the Wilshire Variable Insurance Trust are structured as “fund of funds” and invest in other investment companies (“Acquired Funds”). As a result, each Ibbotson portfolio and each Wilshire portfolio will likely incur higher expenses than fund that invest directly in securities.
The maximum expenses shown in the table are the expenses of the Wilshire 2045 Moderate Fund (the “Wilshire 2045 Fund”). The expenses shown in the table for the 2045 Wilshire Fund include fees and expenses of its Acquired Funds. The 2045 Wilshire Fund’s expenses before any reduction or reimbursement reflect the small asset base of the 2045 Wilshire Fund, which commenced operations on May 1, 2006. The Wilshire 2045 Fund’s expenses after reductions and/or reimbursements reflect that (1) its adviser has contractually agreed to waive management fees and/or reimburse expenses through April 30, 2008, so that the Wilshire 2045 Fund’s expenses, excluding the fees and expenses of its Acquired Funds will not exceed 0.50% and (2) two components (other expenses and expense reimbursements) of the 2045 Wilshire Fund’s total expenses were calculated as of April 10, 2007 to reflect asset growth in the Wilshire 2045 Fund since December 31, 2006.

The following text is added to the Overview section.

What Benefits Are Available under the Contract?

Annuity Benefit	When the Contract is annuitized, we promise to pay a stream of Annuity Benefit payments for the duration of the settlement option selected.

Death Benefit	A Death Benefit will be paid under the Contract if the Owner dies during the Accumulation Period.

What Are the Risks Related to the Contract?
The variable investment options to which you allocate Purchase Payments may lose value, which would cause your Account Value to decrease. We may not be able to pay claims related to the annuity or death benefits. A penalty tax may be imposed at the time of a withdrawal or a surrender depending on your age and other circumstances.

The Transfer Fee table is replaced in its entirety by the following table.

Transfer Fee

Purpose of Charge	Offset cost incurred in administering the Contracts.

Amount of Charge	$25 for each transfer in excess of 12 in any contract year. The Company reserves the right to change the amount of this charge at any time or the number of transfers that can be made without incurring the transfer fee. The maximum amount of the fee that the Company would impose on a transfer is $30.

When Assessed	During the Accumulation Period.

Assessed Against What	Deducted from amount transferred.

Waivers	Currently, the transfer fee does not apply to transfers associated with the dollar cost averaging, interest sweep and portfolio rebalancing programs. Transfers associated with these programs do not count toward the 12 free transfers permitted in a contract year. The Company reserves the right to eliminate this waiver at any time.

The second paragraph in the Contract Loans section is replaced in its entirety by the following paragraph.
The Company may make loans to Owners of certain tax-qualified Contracts. The Company will charge interest on these loans. The maximum rate of interest that the Company will charge will be 8% or such other higher rate than may be required by the plan administrator or an employer retirement plan that controls the Contract. Any such loans will be secured with an interest in the Contract, and the collateral for the loan will be moved from the Subaccounts you designate to the Fixed Accumulation Account option and earn a fixed rate of interest applicable to loan collateral. The minimum rate of interest that the Company will credit to loan collateral is 1% or any higher Fixed Account guaranteed interest rate stated in your Contract. The difference between the amount of interest the Company charges on a loan and the amount of interest the Company credits to loan collateral is called the “loan interest spread.” The current “loan interest spread” is 3%.

The following sentence is added to the Voting Rights section.
Because the Company will use this proportional method of voting, a small number of Owners may determine the manner in which the Company will vote Portfolio shares for which it solicits voting instructions but receives no timely instructions.

The following text is added to the Settlement Options section.
For Contracts issued after May 1, 2004, in states where the Company has received regulatory approval, the Company generally guarantees minimum benefit payment factors based on annuity 2000 mortality tables for blended lives (60% female/40%male) with interest at 1% per year, compounded annually.
For all other Contracts, the Company guarantees minimum fixed dollar benefit payment factors based on 1983 annuity mortality tables for individuals or groups, as applicable, with interest at 3% per year, compounded annually.
Considerations in Selecting a Settlement Option and Payment Forms
Periodic payments under a settlement option are affected by various factors, including the length of the payment period, the life expectancy of the person on whose life benefit payments are based, the frequency of the payment interval (monthly, quarterly, semi-annual or annual), and the payment form selected (fixed dollar or variable dollar).
•	Generally, the longer the period over which payments are made or the more frequently the payments are made, the lower the amount of each payment because more payments will be made.

•	For life contingent settlement options, the longer the life expectancy of the Annuitant or Beneficiary, the lower the amount of each payment because more payments are expected to be paid.

•	Fixed dollar payments will remain level for the duration of the payment period.

•	The actual amount of each variable dollar payment may vary from payment to payment regardless of the duration of the payment period. The actual amount of each variable dollar payment will reflect the investment performance of the Subaccount(s) selected. The daily investment factor and the assumed interest rate also affect the amount by which variable dollar payments increase or decrease.
Additional information about fixed dollar payments, variable dollar payments, the daily investment factor, and the assumed interest rate is included in the Calculation of Benefit Payments and Glossary of Financial Terms sections of this prospectus.

The following text is added to the Distribution of Variable Annuity Contracts section.
GAA may enter into revenue sharing, shelf space, and other arrangements with broker-dealers under which GAA pays them additional compensation for services that they provide in connection with the distribution of the Contracts (such as providing access to their distribution networks, sponsoring conferences, seminars, sales programs or training programs for registered representatives or other employees, paying travel expenses incurred in connection with these events, and sponsoring sales and advertising campaigns related to the Contracts) or additional compensation for administrative or operational expenses. These arrangements may not be applicable to all firms in the selling network, the terms of these arrangements may differ between firms, and the compensation payable under these arrangements may include cash compensation, non-cash compensation, or other benefits. Compensation paid under these arrangements will not result in any additional direct charge to you. Compensation under these arrangements may provide an incentive for a selling firm or its registered representatives to favor the sale of the Contracts over other financial products available in the marketplace.

The following text is added to the Federal Tax Matters section.
Required Minimum Distributions
The Contracts are subject to the required minimum distribution (“RMD”) rules of federal tax law. These rules vary based on the tax qualification of the Contract or the plan under which it is issued.
If the Contract is nonqualified or is a Roth IRA, then there are no required minimum distributions during life. For all tax-qualified Contracts other than Roth IRAs, required minimum distributions must generally begin by April 1 following attainment of age 70 1/2. However, a participant who is not a 5% owner of the employer may delay required minimum distributions from the employer’s Tax-Sheltered Annuity Plan, Pension, Profit-Sharing, or 401(k) Plan, or Governmental Deferred Compensation Plan until April 1 following the year in which the participant retires from the employer. The required minimum distributions during life are calculated based on standard life expectancy tables adopted under federal tax law.

Both nonqualified and tax-qualified Contracts are subject to required minimum distributions after death. Generally, if payments have begun under a settlement option during life, then after death any remaining payments must be made at least as rapidly as those before death. If payments have not begun under a settlement option during life, then the death benefit must be paid out in full within five years after death, or must be paid out in substantially equal payments beginning within one year of death over a period not exceeding the beneficiary’s life expectancy. If the Contract is nonqualified or is a traditional IRA or Roth IRA, a spouse beneficiary may elect out of these requirements, and apply the required minimum distribution rules as if the contract were his or her own.

The following text is added to the Benefit Unit Value section.
For applicable Contracts issued after May 1, 2004, the assumed daily investment factor is based on the assumed net investment rate for the Settlement Option Table that is used to fix the base payment. It generally will not be greater than 0.99997236, which is the factor based on a net investment rate of 1% per year, compounded annually, as reflected in the guaranteed Settlement Option Tables. For all other Contracts, the daily investment factor (0.99991781) is based on the assumed net investment rate of 3% per year, compounded annually, that is reflected in the Settlement Option Tables.

The following text replaces the first paragraph in The Registration Statement section.
The Company filed a Registration Statement with the SEC under the Securities Act of 1933 relating to the Contracts offered by this prospectus. This prospectus was filed as a part of the Registration Statement, but it does not constitute the complete Registration Statement. The Registration Statement contains further information relating to the Company and the Contracts. Statements in this prospectus discussing the content of the Contracts and other legal instruments are summaries. The actual documents are filed as exhibits to the Registration Statement. For a complete statement of the terms of the Contracts or any other legal document, refer to the appropriate exhibit to the Registration Statement. The Registration Statement and the exhibits thereto may be inspected and copied at the office of the SEC, located at 100 F Street, N.E., Washington, D.C., and may also be accessed at the SEC’s web site www:http://.sec.gov. The registration number for the Registration Statement is 333-51971.